UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 26, 2006
                 Date of Earliest Event Reported: April 21, 2006


                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


           Florida                         000-49810             65-1129207
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                 12 Main Reef Road, Primrose, South Africa 1401
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: +27(11)873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On April 21, 2006, the Company entered into a stock purchase agreement (the "Agreement") with Advanced Sports Technologies Inc., ("ASST") a Florida corporation whose shares are listed on the OTC Bulletin Board under the symbol "ASST.OB". Pursuant to the Agreement, Centurion exchanged its 10% working interest in the BBB Area. Wharton, Texas Oil exploration project in exchange for 20,000,000 shares of common stock of ASST. Following the issuance, ASST will have 31,097,500 shares of common stock outstanding giving the Company a 64.3% ownership of ASST. Management of the Company has indicated that the working interest does not constitute a significant disposition of assets from an accounting perspective. Arthur Johnson, a director of the company, has become the President of ASST. At the present time, the business operations of ASST Registrant will be the exploitation and operation of the 10% working interest in the BBB Area, Wharton, Texas oil exploration project. On April 24, 2006, ASST filed the necessary approvals with the State of Florida to change their name to "Odyssey Oil & Gas Inc."

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On April 21, 2006, the Company entered into a stock purchase agreement (the "Agreement") with Advanced Sports Technologies Inc., ("ASST") a Florida corporation whose shares are listed on the OTC Bulletin Board under the symbol "ASST.OB". Pursuant to the Agreement, Centurion exchanged its 10% working interest in the BBB Area. Wharton, Texas Oil exploration project in exchange for 20,000,000 shares of common stock of ASST. Following the issuance, ASST will have 31,097,500 shares of common stock outstanding giving the Company a 64.3% ownership of ASST. Management of the Company has indicated that the working interest does not constitute a significant disposition of assets from an accounting perspective.

                           FORWARD-LOOKING STATEMENTS

      This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the companies, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number       Description
--------------       -----------

(a)   None
(b)   None
(c)   Exhibit 99.1   Stock Purchase Agreement with Advanced Sports Technologies,
                     Inc. dated April 21, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         CENTURION GOLD HOLDINGS, INC.


                                         /s/ Andrew Dale Paul
                                         --------------------
                                         Andrew Dale Paul
                                         Chairman and Chief Executive Officer

April 24, 2006